SUMMARY PROSPECTUS
December 29, 2017 (As Amended July 27, 2018)

MFS® U.S. Government Money Market Fund

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the fund's statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund's prospectus and statement of additional information, both dated December 29, 2017 as revised July 27, 2018, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

TICKER SYMBOL
MCMXX

Summary of Key Information
Investment Objective
The fund's investment objective is to seek current income consistent with preservation of capital and liquidity.
Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy and hold shares of the fund, which are not reflected below. Expenses have been adjusted to reflect the exclusion of a one-time reimbursement of expenses by the fund's custodian (or former custodian) for a billing error.
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.40%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.62%

MMM-SUM-072718                              Page 1 of 3

MFS U.S. Government Money Market Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund's operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Fund Shares	$63	$199	$346	$774

Investment Objective and Policy
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 99.5% of the fund's total assets in cash, U.S. Government money market instruments, and/or repurchase agreements collateralized by cash or U.S. Government securities.  MFS normally invests at least 80% of the fund's net assets in U.S. Government money market instruments and repurchase agreements collateralized by U.S. Government securities.
In buying and selling investments for the fund, MFS follows U.S. Securities and Exchange Commission rules for money market funds regarding credit quality, diversification, liquidity, and maturity. MFS stresses maintaining a stable $1.00 per share price, liquidity, and income.
For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.
Principal Risks
You could lose money by investing in the fund.  Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.  An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
The principal risks of investing in the fund are:
Interest Rate Risk:  In general, the price of a money market instrument falls when interest rates rise and rises when interest rates fall.  A major or unexpected increase in interest rates could cause the fund's share price to decrease to below $1.00 per share.
Credit and Market Risk: The value of a money market instrument depends on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment.  The value of a money market instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, industry, political, regulatory, geopolitical, and other conditions.
Redemption Risk: Large or frequent redemptions could cause the fund's share price to decrease to below $1.00 per share.
Issuer Focus Risk:  If MFS invests a significant percentage of the fund's assets in a single issuer or small number of issuers, the fund's performance could be more volatile than the performance of more diversified funds.
Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.
Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability or willingness to perform in accordance with the terms of the transaction.
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.
Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund's performance over time.
Performance information prior to July 1, 2014, reflects time periods when the fund was not considered a U.S. Government money market fund and had different investment policies and strategies. The fund's investment policies and strategies changed effective July 1, 2014. The fund's past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.
Bar Chart.

The total return for the nine-month period ended September 30, 2017, was 0.13%. During the period(s) shown in the bar chart, the highest quarterly return was 1.27% (for the calendar quarter ended September 30, 2007) and the lowest quarterly return was 0.00% (for the calendar quarter ended September 30, 2016).
Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2016)

	1 YEAR	5 YEARS	10 YEARS
Fund Shares	0.07%	0.01%	0.74%

Investment Adviser
MFS serves as the investment adviser for the fund.

MFS U.S. Government Money Market Fund

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange (the "NYSE") is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o DST Asset Manager Solutions, Inc., 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).
The fund's initial and subsequent investment minimums generally are as follows:
Class	Initial Minimum	Subsequent Minimum
MFS U.S. Government Money Market Fund	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Effective August 1, 2018, the paragraph immediately below is deleted in its entirety:
Effective at the close of business on February 27, 2009, the fund was closed to all purchases except: 1) the reinvestment of distributions; 2) exchanges from other MFS funds; 3) purchases by MFS funds investing primarily in shares of other MFS funds; and 4) purchases by qualified tuition programs established under Section 529 of the Internal Revenue Code of 1986, as amended, and retirement plans other than traditional and Roth IRAs if the fund was offered and held as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) or program on February 27, 2009.
Taxes
If your shares are held in a taxable account, the fund's distributions will be taxed to you as ordinary income and/or capital gains. The fund expects that substantially all its distributions will consist of investment income taxable as ordinary income. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.
Payments to Broker/Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS' affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary's Web site for more information.